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                         UNIDATA-Registered Trademark-
                        VALUE ADDED RESELLER AGREEMENT

This Agreement, made as of the 17th day of Jan, 1997 is by and between Unidata, Inc., a Colorado Corporation ("Unidata") with principal offices at 1099 18th Street, Denver, Colorado 80202 and Summit V, Inc. ("Var").

Unidata is engaged in developing and marketing computer products, including application development software. Var markets software and / or hardware and services directly to End users. The parties, intending to be bound, agree as follows.

1.   CERTAIN DEFINITIONS.

Certain terms used in this Agreement and the Schedules attached are defined below:

     1.1     "Agreement" means this agreement.

     1.2 An "Affiliate" of any person means (x) any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such person or (y) any officer, director, employee, shareholder of such person. "Control" means possession, directly or indirectly, of power to direct or cause the direction of the management and policies of a person, through ownership, by contract or otherwise; and "controlling" and "controlled" have correlative meanings.

     1.3 "Authorized territory" means Var's non-exclusive territory set forth in Schedule 1, Part A.

     1.4 To "distribute" means to market, promote, sell, assign, distribute, license, sublicense, lease, disclose or otherwise transfer to a person. A distribution occurs at the earliest time that the item distributed is shipped or otherwise leaves the possession of the transferor.

     1.5 "Documentation" means on line help, printed manuals or electronic media instructions which accompany Software.

     1.6     "Effective date" means the date Unidata accepts this Agreement.

     1.7 "End user" means a person sublicensed to use Software to develop and/or run applications software for internal purposes, with no right to distribute Software.

     1.8     A "License" means a right granted by Unidata to use specified
             Software.

     1.9 A "License fee" means an amount to be paid by a person receiving Software under this Agreement. License fees include relicensing or transfer fees stated in the Price List.

     1.10    A "person" means a natural person or an entity.

     1.11 "Price list" means the most current version of Unidata's Retail Price list, as revised from time to time, for the territory in which the Software is to be used.

     1.12 "Product availability list" means the most current version of Unidata's published list of standard Software available for commercial, educational or scientific use on commercial computer platforms, as revised from time to time.


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     1.13    "Release" means a version of Software, numbered "x.y.z" which
             Unidata distributes to customers. A "new release" is an "x" or "y" releases, and a "major" release" is an "x" release as designated by Unidata.

     1.14 "Ship date" means the date Unidata ships Software to Var or its End user.

     1.15 "Software" means the Unidata products listed in Schedule 1, Part C, and other products which may be added from time to time, including object code programs, and documentation.

     1.16 To "sublicense" means to distribute Software configured for a maximum number of simultaneous users, for a License fee, upon receipt of a sublicense agreement signed by an End user.

     1.17    "Support fees" means fees paid by Var for Unidata Support service.

     1.18 "Support service" or "maintenance" means help in resolving a problem with Software.

     1.19 The "term" of this Agreement means the initial term and any renewal terms.

     1.20 "Third party products" means products licensed or developed by third parties and acquired or licensed by Unidata for distribution.

     1.21 "Upgrade fee" means an annual fee paid by Var for Upgrade service for its End users.

     1.22 "Upgrade service" means a right to receive, subsequent to an initial License, new releases of Software from Unidata as they become available.

     1.23 To add "value" means to supply prepared software applications, custom programming or professional services to a customer. Var's "added value" is set forth in Schedule 1, Part A. Value is "significant" if the aggregate charges for it exceed the Price list amount of License fees for Software sublicensed to the End user.

     1.24 A "Var license" means a personal, non transferable internal License installed on a single machine, network or cluster of machines operating under the control of one machine and used by Var solely for application development, End user support, Software demonstration and data processing for Var's internal business use.

     1.25 "Warranty period" means the ninety (90) day period beginning on the Ship date. No additional Warranty period attaches to Software which is transferred to a new platform, which is upgraded with a Release, or which is reconfigured for a different number of users.

2.   GRANT OF DISTRIBUTION LICENSE; TERM.

     2.1 As of the effective date and subject to the limitations in this Agreement and its Schedules, Unidata grants Var a personal, non transferable, limited, non exclusive right and license, during the Term, from Var locations listed in Schedule 1, Part A and within the Authorized territory, to

             * distribute, for a license fee, Software products for which Var has licensed Reseller Kits under Schedule 1.

             * distribute, without a fee, demonstration versions of Software provided that Var first obtains a demonstration license limited in scope to a term of ninety (90) days or fewer;

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             *  use internally licensed Software for (a) Var's sales
                personnel to demonstrate the use of Software; (b) Var's service personnel to recreate errors in, isolate defects of or propose improvements to Software; and (c) data processing for Var's internal business use;

     2.2 This Agreement transfers no title to or ownership of the Software, intellectual property or proprietary rights associated with the Software or its documentation. Without limiting the foregoing, the licenses granted under this Agreement are expressly conditioned upon and subject to these restrictions:

             2.2.1 Var may sublicense only those Software products (a) for which it has been granted a Var License and (b) which are stated in the then current Product availability list.

             2.2.2 Var may distribute Software only if such Software is subject to written non transferable sublicense agreements as stated in this Agreement.

             2.2.3 In nations in which copyright and other intellectual property protection exists for computer software, Var may sublicense any Software product marked "shrink-wrapped" in Exhibits to Schedule 1 under the "break the seal" license agreement in the packaging supplied by Unidata, with the license agreement visible from the outside.

             2.2.4 Every copy of Software or documentation Var distributes will bear legends or restrictive notices as Unidata may reasonably require to protect its rights.

             2.2.5 All rights granted to distribute Software are limited to Software in object code form only, together with documentation.

             2.2.6 This Agreement grants no rights to use, copy or modify any Software source code or to derive any source code from Software in any manner.

     2.3 Certain Third party products which Unidata may make available are subject to restrictions imposed by the products' licensors. The restrictions are stated in Schedule 2. Upon Var's written acceptance of the requirements in Schedule 2, Unidata grants Var the right to distribute, for a License fee, those Third party product(s) designated in Schedules 1 and 2.

     2.4 Except as expressly authorized under this Agreement Var, its affiliates and its sublicensees are prohibited from copying or distributing Software.

     2.5 Unidata reserves all rights not expressly granted to Var. Nothing in this Agreement will be construed to constrain Unidata from distributing Software to any other person or from granting any person the right to use Software in any manner.

     2.6 The initial term commences on the Effective date and continues for one (1) year unless sooner terminated. The term renews automatically on each anniversary for a term of one year until four (4) renewal terms have been completed.

3.   LICENSE FEES AND TERMS.

     3.1 Var may sublicense Software to End users in exchange for License fees under the Price list at the order date, for the applicable hardware and number of users, less discounts calculated in accordance with Schedule 1, Part B. All fees are f.o.b. Denver, Colorado. Var may add users to an existing sublicense or transfer an existing sublicense to a different platform for additional License Fees under the Price list.

     3.2 Unidata may revise its Price list(s) or Product Availability list(s) at any time and from time to time. Changes to any Price list will take effect after ninety (90) days notice to Var. Price lists may vary between territories, and pricing for Software delivered to a territory will be determined under the territory Price list. Prices stated are exclusive of any federal, state,

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             municipal, or other governmental taxes, duties, licenses, fees, excises, or tariffs now or hereinafter imposed on the production, storage, licensing, transportation, import, export or use of Software. Var agrees to pay all such taxes or charges, exclusive of taxes based on Unidata's income, or to provide Unidata with evidence of exemption.

     3.3 Unidata may require advance payment prior to shipment. Payment of the balance is due thirty (30) days after the Ship date. On Unidata's request, Var agrees to provide Unidata with an accounting of Software distributed and fees paid to Unidata. Unidata's right to receive License Fees from Var for licensed Software survives termination of this Agreement. Should Var's account become delinquent, Unidata may revise Var's payment terms or decline to continue performing any agreement with Var.

     3.4 Var may cancel any order, without penalty, until five (5) days before the requested Ship date. If Var cancels up to sixty (60) days after the Ship date, Var will reimburse Unidata for shipping by paying a fee of ten percent (10%) of the License fee or two hundred fifty dollars ($250), whichever is less. No order may be canceled later than sixty (60) days after the Ship date.


4.   VAR'S OBLIGATIONS.

     4.1 Var agrees to sublicense or acquire, for License and service fees, the products and services summarized in Schedule 1 Part C. Var's authorized representative will approve all orders to Unidata. Software provided to Var under this Section may be copied for back-up, archive or emergency recovery purposes, or to replace a worn copy. The original copy of Software and any other internal copies are and will remain Unidata property.

     4.2 Var represents that it (i) distributes computer software; (ii) adds significant value to products obtained from other persons, and (iii) engages in selling, licensing and distributing products to End users through direct "face to face" contact.

     4.3     Var agrees to

             4.3.1 use all commercially reasonable efforts to distribute and install Software correctly and appropriately, so as to not detract from Unidata's and its Software reputation.

             4.3.2   add Significant value before distributing Software.

             4.3.3 obtain, for every copy of Software it sublicenses, a signed agreement including in substance the provisions in Schedule 4.3. Var may elect to use Unidata's standard End user license agreement in lieu of preparing Var's own. Var agrees to send Unidata a copy of Var's standard sublicense agreement before Var's initial shipment of Unidata Software, and thereafter if Var modifies or replaces its standard agreement. Var agrees to retain a copy of each signed sublicense agreement on file at its main office. Var agrees to furnish Unidata either a copy of the End user sublicense agreement or the End user's name, major contact, address, type of processor, location of the licensed copy, media specifications, operating system and release number, number of users, and the manufacturer's model number and serial number of the computer licensed to run Software. In the United States and other nations in which copyright protection exists for computer software, Var may sublicense any Software marked "shrink-wrapped" in Schedule 1 Part C under the "break the seal" license agreement in the packaging Unidata supplies with the license agreement visible from the outside, or an end user license agreement signed by the user.

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             4.3.4   use all commercially reasonable efforts to enforce its
                     sublicense agreements including the provisions set forth in Schedule 4.3.

             4.3.5   enroll for Support service as set forth in Schedule 5.

             4.3.6 assume responsibility for proper installation of Software on the End user's system.

             4.3.7 assume responsibility for first call support during the Warranty period. After the Warranty period, Var may offer its End user Support and Upgrade Service.
                     [Except for products designated in Exhibits B and G to
                     Schedule 1, Var may elect to refer End users to Unidata for support and upgrades.]

             4.3.8 enroll and send at least two of its employees during the first year, and one of its employees during each year thereafter, for a minimum of one week of Unidata training during each year of the term.

             4.3.9 determine, in its sole discretion, its sublicense fees for Software, which may be different from fees stated in the Price list. No Unidata employee has any authority to advise Var what Var's license fees for Software must be.

     4.4     Var agrees not to:

             4.4.1 distribute Software except as permitted under this Agreement and in the packaging as received from Unidata;

             4.4.2 market Software without including Unidata's applicable copyright and trademark notices;

             4.4.3 modify or alter any advertising, artwork, promotional materials, logos, or trademarks of Unidata without prior written consent from Unidata; or

             4.4.4 make any claims, commitments or representations about Software that are inconsistent with the information provided by Unidata in product descriptions, documentation, and promotional material.

     4.5 Var agrees to hold Unidata, its employees and directors harmless from any and all claims or loss or liability arising in any way out of acts or omissions by Var or its agents. This Section survives termination or expiration of this Agreement.

5.   GENERAL DUTIES OF UNIDATA

     5.1 On five (5) days' advance written notice, Unidata will ship the Software on the Ship date requested by Var and in accordance with Var's shipping instructions.

     5.2 Subject to space availability, Unidata will permit Var employees to attend Unidata training classes, at a cost determined according to the discount structure in Schedule 1 and Schedule 4.1.

     5.3 Unidata will provide Var reasonable supplies of Software marketing materials. Upon mutual agreement, Unidata will provide marketing support for major accounts, lead referrals from Unidata marketing channels, and trade show participation.

     5.4 Before terminating Support service for machines listed in the Product availability list, Unidata will give Var six (6) months advance written notice.

     5.5     Additional agreements of the parties are set forth in Schedule
             5.5.

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6.   AUTHORITY, LAWS AND REGULATIONS.

The parties represent and warrant to each other that they have the power and authority to enter this Agreement, have obtained any requisite government approvals to enter and to perform this Agreement, will keep such approvals in force and will obtain such additional government approvals as may from time to time be required. This Agreement and each party's performance thereof is made subject to all laws, regulations, orders or other restrictions that may be imposed from time to time on export from the US or other nations of computer software, hardware, communications equipment and related technical knowledge. Var assures Unidata that it will not export, re-export or transfer, directly or indirectly, any such software, hardware, communications equipment or information to any country for which the US Government or any agency thereof or any other nation requires an export license or other governmental approval at the time of export, re-export or transfer without first obtaining the consent of the licensing party and such export license and approval. Each party further agrees that it will obtain the written assurance of each person to which the Software is distributed that such person will comply with all applicable export control laws and regulations.

7.   COPYRIGHT NOTICES; PROPRIETARY INFORMATION; TRADE SECRETS; CONFIDENTIALITY.

     7.1 Var acknowledges that Unidata's Software and documentation are protected by copyright and other law. Var agrees to include unaltered in all copies of Software distributed reproductions of Unidata's restricted rights notices, copyright notices and other proprietary legends. A copyright notice in Software does not, by itself, constitute evidence of publication or public disclosure.

     7.2 Var acknowledges that Software and documentation are Unidata's proprietary products. Unidata retains all proprietary right and interest in all Software, including, but not limited to, patent, copyright, trademark, and trade secret rights. Var agrees to protect Unidata's proprietary rights in any Software in Var's possession or control, and not to challenge or assist any other person in challenging Unidata's proprietary rights in any manner.

     7.3 Var understands that Software (including programs, documentation and sales and marketing information) supplied by Unidata contain legally protected trade secrets the use and disclosure must be carefully controlled. Var agrees to safeguard Unidata's trade secrets with no less care than it uses in safeguarding its own valuable trade secrets. Var and its affiliates may have access to confidential information owned or controlled by Unidata relating to Software, specifications, plans, sales and marketing information and other data. This information may contain confidential and proprietary information and disclosures. All information or data acquired from Unidata by Var or its employees, affiliates or agents under this Agreement will be and will remain Unidata's exclusive property. Var agrees to keep, or have its employee keep, all such information confidential, and not to copy or publish or disclose it to others, or authorize its employees, agents, or any person to copy, publish, or disclose it, without Unidata's prior written approval. Var agrees to return such information and data to Unidata at its request. Disclosure of information which: (a) is publicly available at the time of disclosure; (b) is disclosed to the Var by a third party who is not in breach of an obligation of confidentiality; (c) becomes publicly available after disclosure through no act of Var; or (d) is developed by the Var without breach of this Agreement, is excepted from the restrictions in this Section.

     7.4 Var agrees to notify Unidata immediately of any possession or use of Software that Var believes is unauthorized. Var agrees to provide Unidata all information in Var's possession regarding unauthorized possession or use, assist in preventing the recurrence of such

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             unauthorized possession or use, and cooperate with Unidata, at
             Unidata's direction and expense, in any proceeding Unidata deems necessary to protect its proprietary rights. Var's compliance with this Section will not be construed as a waiver of Unidata's right to recover damages or obtain other relief against Var for its negligent or intentional harm to Unidata's proprietary rights or for breach of any other provision of this Agreement.

     7.5     Var agrees not to:

             7.5.1 copy or duplicate Software or permit any person to copy or duplicate Software without the express written permission of Unidata, except as is required for normal backup and security purposes on hardware licensed to use the Software, and except for operator manuals or training manuals, and other user oriented materials copied for Var's internal use;

             7.5.2 disseminate or publish Software benchmarks of any kind without the advance written consent of Unidata.;

             7.5.3   modify or alter the Software; or

             7.5.4 create or attempt to create or permit others to create or attempt to create, by reverse engineering, decompiling, assembling or otherwise, all or part of any Software source program from the object program or from other information made available to Var by Unidata.

     7.6 Unidata grants Var the right to use the trademarks for the products listed in Schedule 1 Part C in connection with Var's marketing of Software. Use of trademarks will be in accordance with Unidata's established uses and practices and written standards. Nothing in this Agreement grants Var any proprietary interest in such trademarks, and Var's use will cease immediately upon termination of this Agreement. Unidata may from time to time use other or additional trademarks or trade names with respect to its products, and this Agreement will apply to such trademarks and trade names.

     7.7 The parties understand that breach of this Section may give Unidata the right to injunctive relief in addition to other remedies. Section 7 survives termination of this Agreement.

8.   AUDIT.

     8.1 Unidata may, on reasonable advance notice, at its expense, and during normal business hours, examine copies of the relevant excerpts of the books and records of Var that relate to the distribution and maintenance of the Software, or Unidata may request that such an audit be performed by a nationally recognized public accounting firm. Any person performing an audit will protect the confidentiality of Var's confidential information and abide by Var's reasonable security regulations while on Var's premises.

     8.2 If Var distributes Third party products, Unidata's suppliers may have certain rights to audit the accuracy of the number of copies of Software distributed, the number of users licensed, and compliance with copyright, confidentiality and similar restrictions contained in this Agreement. If an audit discloses the necessity of an increase in License fees, such fees will be payable within thirty (30) days of such invoice. If the adjustments to License Fees are greater than 5% of the amounts previously accrued due to under reporting by Var, then Var agrees to pay the reasonable expenses associated with such audit.
             Section 8 survives termination of this Agreement.

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9.   TERMINATION.

     9.1 Either party may terminate this Agreement at the end of its term by giving ninety (90) days' advance written notice prior to the first day of each renewal term.

     9.2     Unidata may terminate this Agreement by written notice to Var if
             (i) Var fails to comply with any material provision of this Agreement, including failure to pay License fees or Support
             Fees; or (ii) Var becomes bankrupt, insolvent or seeks relief from creditors. Termination by Unidata will be effective as of the day written notice is given if based upon failure to perform or comply with Section 7; otherwise, termination will become effective fifteen (15) days after notice that a payment to Unidata is past due or thirty (30) days after notice of any other breach of this Agreement.

     9.3 Upon termination, all licenses granted under this Agreement will cease, and Var will be deemed to have waived, transferred, and conveyed back to Unidata all goodwill, or other rights granted under, in and to this Agreement and its subject matter. Termination will not relieve Var or Unidata of any obligations that survive this Agreement, nor will it affect valid End user sublicenses properly granted by Var prior to termination.

     9.4 Upon termination, Var shall return promptly to Unidata all copies of the Software (except for an archive version) and related materials licensed to or in Var's possession, and each party will return to the other any of the other's confidential information. Var may retain for a reasonable period such materials which facilitate support for Software. At Unidata's request, an officer of Var will certify that Var has complied with and will continue to comply with Var's continuing obligations under this Agreement.

     9.5 Unidata will continue to furnish Support and Upgrade service to Var's End users which have contracted for support for the Software and for which Unidata has received Support and Upgrade fees. On the anniversary date of an End user's service contract, it may elect to enroll for Unidata Support and Upgrade service at the then current service fee.

10.  LIMITED WARRANTIES.

     10.1 Unidata warrants to Var and to End users sublicensed by Var that during the Warranty period Software licensed to Var will operate substantially in conformity with its documentation. Var understands that computer Software is a complex product which may have inherent defects. Should Software perform inconsistently with the documentation when used in accordance with the documentation, Var's sole and exclusive remedy will consist of Unidata's correcting the defect(s), providing replacement Software, or refunding the License fee paid by Var to Unidata for the Software on Var's return of the Software to Unidata. Var agrees to provide Unidata details of the occurrence and circumstances of any breach of warranty. This warranty extends only to Var, and to End users licensed by Var, and will be void if the Software has been modified, tampered with or improperly used, or if the Software is used with hardware or an operating system other than as approved and supported by Unidata. Unidata and its suppliers do not warrant that all errors in any Software will be corrected or that Software's functionality meets Var's or its End users' requirements.

     10.2 Unidata warrants that it has the right to license the Software, and that distribution or use of Software under this Agreement will not infringe U.S. patents, trademarks or copyrights.

             10.2.1 Unidata will defend and hold Var, and End users licensed by Var, harmless in any action brought against them, to the extent that such action is based upon a claim that Software infringes a U.S. patent, trademark or copyright, and if the claim is

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                     settled. Unidata will pay the amount of such settlement.
                     This indemnification is expressly subject to the conditions precedent that (1) Unidata receives prompt written notice of any action or claim, (2) Unidata retains sole and exclusive control of the defense of any action including the right to select counsel and to settle, and (3) Var cooperates with Unidata and provides all information relating to the claim.

             10.2.2 If all or any part of the Software is or in Unidata's opinion may become the subject of any claim or action for patent, copyright, trademark or trade secret infringement, Unidata may, and should Var or an End user be enjoined by a court from continued use of the Software because such Software is declared to infringe a valid United States copyright or patent, then Unidata will, at its sole option and expense (1) procure the right to continue using the Software, (2) replace or modify the Software with non infringing software that is substantially functionally equivalent to the Software, or (3) refund the unamortized portion (using a five (5) year life) of the License fee paid by Var for all such infringing Software.

             10.2.3 Unidata will have no liability to Var under any provision of this Agreement with respect to any claim of patent or copyright infringement or violation of a third party's proprietary right which is based on the use of any release other than a current release if the claim would have been avoided by the use of the current release of Software, or which is based upon the combination or utilization of Software with equipment or devices not authorized by Unidata.

             10.2.4 Unidata's contractual obligation of indemnity will not extend to modifications of the Software effected by Var, its End users, or others.

             10.2.5 This contractual obligation of indemnity is Unidata's entire obligation with respect to third party claims, demands or causes of action with respect to Software, and is Var's and End users' sole and exclusive remedy with respect to any third party claims, demands or causes of action. The foregoing states the entire liability of Unidata with respect to infringement of copyrights or patents or violation of third party trade secrets or rights.

     10.3 EXCEPT FOR THE EXPRESS WARRANTIES IN THIS SECTION 10, UNIDATA DISCLAIMS ALL WARRANTIES INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

     10.4 THE REMEDIES STATED IN THIS SECTION 10 ARE THE SOLE AND EXCLUSIVE REMEDIES FOR ANY BREACH OF WARRANTY UNDER THIS AGREEMENT.
             THE TOTAL LIABILITY, IF ANY, OF UNIDATA AND ITS AFFILIATES
             AND SUPPLIERS, HOWEVER CAUSED, OR OCCURRING OUT OF OR IN CONNECTION WITH THE DISTRIBUTION, USE OR PERFORMANCE OF THE SOFTWARE, OR FROM TERMINATION OF THIS AGREEMENT FOR ANY
             REASON SHALL NOT EXCEED THE LICENSE FEES PAID BY VAR TO
             UNIDATA. UNIDATA, ITS AFFILIATES AND SUPPLIERS SHALL NOT BE LIABLE TO VAR OR ANY OTHER PERSON FOR LOSS OF PROFITS, LOSS
             OR INACCURACY OF DATA, OR FOR INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, BASED ON CONTRACT, TORT, BREACH OF WARRANTY, NEGLIGENCE, STRICT LIABILITY OR ANY
             OTHER LEGAL THEORY, EVEN IF UNIDATA HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THESE LIMITATIONS OF LIABILITY
             SHALL APPLY TO ANY CLAIMS BY VAR AGAINST UNIDATA OF EVERY
             KIND AND CHARACTER WHATSOEVER, WHETHER SUCH CLAIMS ARE BASED
             ON CONTRACT, TORT, OR OTHERWISE. THESE PROVISIONS ARE
             INTENDED TO APPLY EVEN IF THEY HAVE THE EFFECT OF
             EXCULPATING A PARTY FROM LEGAL RESPONSIBILITY FOR THE CONSEQUENCES OF ITS NEGLIGENCE OR OTHER CONDUCT. NO ACTION AGAINST UNIDATA OR ITS SUPPLIERS MAY BE


--------------------------------------------------------------------------------
                  -C- Unidata, Inc. 1996 Value Added Reseller Agreement-Support Provider (var1-1;rev 2/15/96) Page 9

                                    [LOGO]

             BROUGHT MORE THAN ONE YEAR AFTER THE CAUSE OF ACTION HAS ACCRUED. SECTION 10 SURVIVES TERMINATION OF THIS AGREEMENT.

11.  MISCELLANEOUS.

     11.1 RELATIONSHIP. Each party in a contractor independent of the other. Neither party has any authority to assume or create any obligation, express or implied, on behalf of the other, or to represent the other as agent or in any other capacity. Unidata will incur no obligation or liabilities to Var or End users except as contracted directly through Unidata. This Agreement confers no third party right of action on any person, and there are no intended third party beneficiaries except as expressly created under sublicense agreements.

     11.2 BINDING AGREEMENT; SEVERABILITY. This Agreement, including its Schedules, is binding on the parties and their successors and assigns. To the extent that any law, statute, treaty or regulation by its terms as determined by a court, tribunal or other governmental authority of competent jurisdiction, is in conflict with the terms of this Agreement, the conflicting terms of this Agreement shall be superseded only to the extent necessary by the terms required by such law, statute, treaty or regulation. It is understood that each provision of this Agreement that provides for a disclaimer of warranty, limitation of liability or exclusion of damages is intended to be severable and independent of any other provision and to be enforced as such. If any provision of this Agreement shall be otherwise unlawful, void, or for any reason unenforceable, then that provision shall be enforced to the maximum extent permissible so as to effect the intent of the parties. In either case, the remainder of this Agreement shall continue in full force and effect.
             GOVERNMENT RESTRICTED RIGHTS NOTICE. The Software and Documentation are provided with RESTRICTED RIGHTS. Use, duplication, or disclosure by the Government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause of
             DFARS 252.227-7013 or subparagraphs (c)(1) and (2) of Commercial Computer Software--Restricted Rights at 48 CFR 52.227-19, as applicable. Manufacturer is Unidata, Inc.,
             1099 18th Street, Denver, CO 80802.

     11.3 ASSIGNMENT. Var will not sell, assign, transfer, convey, delegate, or encumber its appointment or any rights or interests under this Agreement, and Var will not suffer or permit any voluntary assignment or transfer or encumbrance, by operation of law or otherwise, without the prior written consent of Unidata.

     11.4 NOTICE. All notices will be sent or delivered by certified mail or by commercial courier overnight delivery to the parties at the addresses listed above, or to such other address as either party may substitute by written notice.

     11.5 WAIVER AND AMENDMENT. Failure of a party to exercise any right, or to require the performance of any term of this Agreement, or the waiver of either party of any breach of this Agreement, will not prevent a subsequent exercise or enforcement of such terms or be deemed a waiver of any subsequent breach of any provision of this Agreement. Any modification or amendment of this Agreement must be in writing, be captioned an "Amendment," and be signed by authorized representatives of both parties.

     11.6 FORCE MAJEURE. No delay, failure or default in performance of any obligation of either party, excepting all obligations to make payments hereunder, will constitute a breach of this Agreement to the extent caused by force majeure. If the period of non performance exceeds thirty (30) days from the receipt of notice of the force majeure event, the unaffected party may, by written notice, terminate this Agreement.


--------------------------------------------------------------------------------
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                  Provider (var1-1;rev 2/15/96) Page 10

                                    [LOGO]


     11.7 EFFECTIVENESS. This Agreement will become effective when executed by the authorized officers of each party. Unidata and Var each warrant to each other that the person executing this Agreement on its behalf has been, and is on the date of this Agreement, duly authorized by all necessary action to execute this Agreement.

     11.8    DISPUTE RESOLUTION; REMEDIES.

             11.8.1 Any and all existing or future claims, demands or disputes arising out of or relating to this Agreement, its breach, or in any way relating to the relationship between and/or among Unidata, Var and End users licensed by Var, even though some or all of such claims, demands or disputes arise ancillary to or independently of this Agreement, whether in contract, tort or otherwise, at law or equity, under state or federal law, shall be resolved and determined exclusively under the provisions of this Section 11.8.

             11.8.2 If there is a controversy between Var and Unidata relating to this Agreement, the parties agree to use all reasonable efforts to resolve such controversy amicably at senior management levels of both parties.

             11.8.3 If the parties fail to reach a mutually acceptable resolution of the controversy within sixty (60) days of the first formal written notice of the controversy, then either party may request settlement by arbitration. Arbitration will take place in Denver, Colorado, in accordance with the Center for Public Resources Rules for Non Administered Arbitration of Business Disputes
                     (the "CPR Rules"), by a single arbitrator acceptable to both parties (acceptance not to be withheld unreasonably) knowledgeable in computer software disputes. If the parties fail to agree upon the appointment of an arbitrator then an arbitrator shall be appointed under CPR Rule 6. The language of the arbitration shall be English. The arbitrator may make no finding, ruling or award that does not conform to the terms of this Agreement, and may award no punitive damages. The parties hereby agree to submit to such arbitration and to the enforcement of any award resulting therefrom by any court of competent jurisdiction. Nothing contained in this Section shall prohibit either party from seeking equitable relief without first resorting to arbitration under circumstances in which that party believes that its interests under this Agreement and/or in its property otherwise will be compromised. This Agreement will be construed under Colorado law, without regard to conflict of laws. No remedy under law or this Agreement is intended to be exclusive of any other remedy, and every remedy will be cumulative and in addition to any other remedy.

     11.9 HEADINGS; COUNTERPARTS; ENTIRE AGREEMENT. This Agreement, which includes the Schedules, sets forth the entire understanding between the parties, merges all discussions between them, and replaces all other agreements which may have existed between Unidata and Var to the extent that any such agreement relates to the establishment of an arrangement for the distribution of Support of software. The express terms of this Agreement control and supersede any course of performance and/or usage of trade inconsistent with any of the terms, and will control any conflicting or inconsistent standard terms or conditions on any communication, purchase order or sales order of either party, notwithstanding any provision to the contrary in any such document. The section headings in this Agreement are for convenience of reference only and will not affect the meaning of any provisions. This Agreement may be executed in multiple counterparts, each of which may be deemed to be an original, and all of which will constitute one Agreement.

In witness whereof, the parties have caused their authorized officers to sign this Agreement.

--------------------------------------------------------------------------------
                  -C- Unidata, Inc. 1996 Value Added Reseller Agreement-Support Provider (var1-1;rev 2/15/96) Page 11

                                      [LOGO]

            UNIDATA, INC.                                 SUMMIT V, INC.

                                                              (VAR)

/s/ Harold Nussenfeld                   /s/ Brian W. Maggs Ex VP
--------------------------------------  ---------------------------------------
     AUTHORIZED SIGNATURE                      AUTHORIZED SIGNATURE


Harold Nussenfeld, VP/ General Counsel   Brian W. Maggs  Ex VP
--------------------------------------  ---------------------------------------
             NAME/TITLE                           NAME/TITLE


date                                    date 2/28/97
    ---------                                -------






--------------------------------------------------------------------------------
                  -C- Unidata, Inc. 1996 Value Added Reseller Agreement-Support Provider (var1-1;rev 2/15/96) Page 12

                                     [LOGO]


                                  Schedule 1


A. Var Information

-------------------------------------------------------------------------------
NAME                          Summit V, Inc.
-------------------------------------------------------------------------------
ADDRESS                       44601 NE 77th Avenue
-------------------------------------------------------------------------------
                              Suite 300
-------------------------------------------------------------------------------
                              Vancouver, WA 98662
-------------------------------------------------------------------------------
VAR'S "VALUE ADD"             Summit V (Software Application)
-------------------------------------------------------------------------------
AUTHORIZED TERRITORY          Worldwide except China and Taiwan.

                              In addition, Var may not distribute any products
                              listed under Exhibit C to Schedule 1, Part C of
                              this Agreement, in Switzerland, Russia, Czech
                              Republic or Austria.
-------------------------------------------------------------------------------
AUTHORIZED VAR LOCATIONS       Vancouver, WA
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  -C- Unidata, Inc. 1996 Value Added Reseller Agreement-Support Provider (var1-1;rev 2/15/96) Page 13

                                     [LOGO]

B. Discount Schedule

-------------------------------------------------------------------------------------------------------------
PRODUCT CLASS            DISCOUNT     NOTES
                           RATE
-------------------------------------------------------------------------------------------------------------
Class 1 Products           40%        1) During the first term of the Agreement Var's discount rate for
                                      Class 1 & 2 products will be 50% and the discount rate for Class 3 products will be 40%. These discounts will remain in effect for each term following a term in which net license fees paid to Unidata by Var are greater than or equal to $450,000.

                                      2) Var's list price for SBClient will be fifty dollars ($50) less than the then current list price of SBClient.

                                      3) Var's special pricing for customers currently using Var's application software, DISCOS-TM-, is as follows:
--------------------------------------
Class 2 Products           40%          -  Var's list price for UniData RDBMS will be thirty percent (30%)
                                           less than the then current list price for UniData RDBMS.

                                        -  Var's list price for SB+ Runtime will be fifty percent (50%) less than the then current list price for SB+ Runtime.

                                      The special pricing in item 3, above, is valid only when:

                                        -  Var's customer is replacing DISCOS-tm- with Summit V-TM-
                                           application software.
--------------------------------------
Class 3 Products           30%          -  Var's customer is replacing a non-UniData database with the
                                           UniData database. Customer must order SB+ Runtime within
                                           twelve (12) months of the initial ship date of UniData RDBMS to be eligible for the special pricing.

                                        -  The number of SB+ Runtime users ordered at special pricing may not exceed the number of UniData RDBMS users originally licensed.
-------------------------------------------------------------------------------------------------------------
Unidata                    50%        for training of Var employees at scheduled classes at Unidata
Training                              facilities. Enrollment is subject to seating availability.
-------------------------------------------------------------------------------------------------------------

C. Var Sign-up Fees & Services

Var sign up fee is $_______________. (Sum of all selected Reseller Kits)

--------------------------------------------------------------------------------
RESELLER KIT                 FEE             RESELLER KIT           FEE
--------------------------------------------------------------------------------
A. RDBMS                     Renewal         E. System Builder #3   Renewal
--------------------------------------------------------------------------------
B. wIntegrate                Renewal         F. System Builder #4
--------------------------------------------------------------------------------
C. System Builder #1                         G. UDMS #1
--------------------------------------------------------------------------------
D. System Builder #2                         H. UDMS #2
--------------------------------------------------------------------------------
                                             total:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  -C- Unidata, Inc. 1996 Value Added Reseller Agreement-Support Provider (var1-1;rev 2/15/96) Page 14

                                    [LOGO]

                       Exhibit A to Schedule 1, Part C

UNIDATA RDBMS-REGISTERED TRADEMARK- (CORE PRODUCT) RESELLER KIT - SIGN UP FEE PAID UNDER A PRIOR AGREEMENT (SEE SCHEDULE 5.5).

     - The following Var licenses. Additional Var licenses can be acquired for $250 each.


Discount  Product                                         Discount  Product
Class                                                     Class
-------------------------------------------------------------------------------------------------------------
   2      UniData RDBMS-REGISTERED TRADEMARK- (required)     3      UniDesktop-TM- for Windows (Open Client,
                                                                    ODBC, ObjectCall-TM-)
-------------------------------------------------------------------------------------------------------------
   3      UniData Journaling                                 3      UniDesktop-TM- for UNIX (Open Client)
-------------------------------------------------------------------------------------------------------------
   3      UniData Recoverable File System/                   3      UniData Bond to OpenInsight Client
          Transaction Processing
-------------------------------------------------------------------------------------------------------------
   3      USAM-TM- (all modules)                             3      UniData Bond to Advanced Revelation
                                                                    Client
-------------------------------------------------------------------------------------------------------------
   3      UniData Network File Access                        3      OpenInsight / Advanced Revelation
                                                                    Server
-------------------------------------------------------------------------------------------------------------
   3      UniServer-TM-                                      3      Cobol DIRECT CONNECT-TM-
-------------------------------------------------------------------------------------------------------------

 (Please indicate the hardware platform and operating system for each license)

---------------------------------------------------------------------------------------------------
Var License #1    HP 837S /                   16 user: RDBMS
195J0013          HPUX 10.0
---------------------------------------------------------------------------------------------------
Var License #2    DGAV 4625 /                 60 user: RDBMS, UniSQL, NFA, UniServer, USAM
993J0003          DGUX 5-4-2.01               Monitor/Profile, Print/Batch, UniDesktop, Journaling
---------------------------------------------------------------------------------------------------
Var License #3    HP 800H70 /                 100 user: RDBMS
196J0003          HPUX 10.01
---------------------------------------------------------------------------------------------------
Var License #4    PC+ Pentium /               16 user: RDBMS
196J0017          Sco Unix 3-2V4-2
---------------------------------------------------------------------------------------------------
Var License #5    PC+ Pentium /               16 user: RDBMS
196J0011          Sco Unix 3-2V4-2
---------------------------------------------------------------------------------------------------
Var License #6    PC+ Pentium /               16 user: RDBMS
196J0012          Sco Unix 3-2V4-2
---------------------------------------------------------------------------------------------------
Var License #7    PC+ Pentium /               16 user: RDBMS
196J0013          Sco Unix 3-2V4-2
---------------------------------------------------------------------------------------------------
Var License #8    PC+ Pentium /               16 user: RDBMS
196J0014          Sco Unix 3-2V4-2
---------------------------------------------------------------------------------------------------
Var License #9    PC+ Pentium /               16 user: RDBMS
196J0015          Sco Unix 3-2V4-2
---------------------------------------------------------------------------------------------------
Var License #10   PC+ Pentium /               16 user: RDBMS
196J0016          Sco Unix 3-2V4-2
---------------------------------------------------------------------------------------------------
Var License #11   PC+ Pentium /               16 user: RDBMS
196J0007          Sco Unix 3-2V4-2
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  -C- Unidata, Inc. 1996 Value Added Reseller Agreement-Support Provider (var1-1;rev 2/15/96) Page 15

                                    [LOGO]

---------------------------------------------------------------------------------------------------
Var License #12   PC+ Pentium /               16 user: RDBMS
196J0006          Sco Unix 3-2V4-2
---------------------------------------------------------------------------------------------------
Var License #13   PC+ Pentium /               16 user: RDBMS
196J0008          Sco Unix 3-2V4-2
---------------------------------------------------------------------------------------------------
Var License #14   PC+ Pentium /               16 user: RDBMS
196J0009          Sco Unix 3-2V4-2
---------------------------------------------------------------------------------------------------
Var License #15   PC+ Pentium /               16 user: RDBMS
196J0010          Sco Unix 3-2V4-2
---------------------------------------------------------------------------------------------------
Var License #16   PC+ Pentium /               16 user: RDBMS
196S0027          Sco Unix 3-2V4-2
---------------------------------------------------------------------------------------------------
Var License #17   PC+ Pentium /               16 user: RDBMS
196S0026          Sco Unix 3-2V4-2
---------------------------------------------------------------------------------------------------
Var License #18   PC+ Pentium /               16 user: RDBMS
196S0025          Sco Unix 3-2V4-2
---------------------------------------------------------------------------------------------------
Var License #19   PC+ Pentium /               1 user: RDBMS
196J0019          Sco Unix 3-2V4-2
---------------------------------------------------------------------------------------------------
Var License #20   PC+ Pentium /               1 user: RDBMS
196S0021          Sco Unix 3-2V4-2
---------------------------------------------------------------------------------------------------

     - Support for the initial conversion process including one (1) week of conversion support at Unidata's Denver office, four (4) days on site at Var's headquarters, and forty-five (45) days of subsequent telephone support. THIS SERVICE WAS PROVIDED UNDER A PRIOR AGREEMENT (SEE SCHEDULE 5.5).

     - One (1) week of Unidata training for two (2) Var employees, in scheduled classes at Unidata facilities. Training is required to be taken during the first ninety (90) days after the Effective date. Seating is subject to availability. Var is responsible for its employees' travel and living expenses. THIS SERVICE WAS PROVIDED UNDER A PRIOR AGREEMENT (SEE SCHEDULE 5.5).

     - Reduced rate consulting. Unidata consulting service is available to Var at a discount to assist in conversion and application front end redevelopment. Reduced rate consulting is available during the first one hundred eighty (180) days after the Effective date. THIS SERVICE WAS PROVIDED UNDER A PRIOR AGREEMENT (SEE SCHEDULE 5.5).

     - Var is enrolled for Support service as stated in Schedule 5, Part III, Item A.

                      VAR IS ENROLLED FOR RESELLER KIT A

--------------------------------------------------------------------------------
                  -C- Unidata, Inc. 1996 Value Added Reseller Agreement-Support Provider (var1-1;rev 2/15/96) Page 16

                                   [LOGO]


                                 Exhibit B

                           To Schedule 1, Part C

WINTEGRATE-TM- RESELLER KIT - NO ADDITIONAL FEE. THE CONTENTS OF THIS RESELLER KIT WERE PROVIDED UNDER A PRIOR AGREEMENT (SEE SCHEDULE 5.5).

         -   The following Var licenses:
               1.  Four (4) copies of wIntegrate-TM-

         -   Two (2) Developer Reference Guides.

         - Three (3) days of training for two Var employees, in scheduled classes at Unidata facilities. Training is required to be taken during the first ninety (90) days after the Effective date. Seating is subject to availability. Var is responsible for its employees' travel and living expenses.

         - One (1) day of consulting for four hundred dollars ($400), to be used within one (1) year of the Effective date.

         -   Var is enrolled for Support and Upgrade service as set forth in
             Schedule 5, Part III, Item C.

         wIntegrate-TM- is designated a Class 3, Shrink-wrapped product.

                      VAR IS ENROLLED FOR RESELLER KIT B


--------------------------------------------------------------------------------
                  -C- Unidata, Inc. 1996 Value Added Reseller Agreement-Support Provider (var1-1;rev 2/15/96) Page 17

                                     [LOGO]

                                    Exhibit C

                              To Schedule 1, Part C

C. SYSTEM BUILDER RESELLER KIT # 1: SB+-TM- SERVER KIT - $5,000

  - One (1) Var license configured with two (2) SB+-TM- Server Developer users and five (5) SB+-TM- Server Runtime users. Additional users or licenses may be acquired at a fifty percent (50%) discount from the Price list.

  -   Two (2) SB+ Reference Manuals.

  -   Two (2) SB+ System Administration Manuals.

  - Var is enrolled for Support service as stated in Schedule 5, Part III, Item B. This Reseller Kit includes one year of Standard Var support. Other levels of Support service are available at list price for such services. Fees for subsequent terms are as set forth in Schedule 5.

  - Enrollment for two (2) Var employees in a scheduled ED500 class (or equivalent) to be held at Unidata facilities. Seating is subject to availability. Var is responsible for its employees' travel and living expenses.

All products offered in Reseller Kit C are Class 3 products.

VAR SELECTS RESELLER KIT C:_____________INITIALS  _________________DATE


D. SYSTEM BUILDER RESELLER KIT # 2: SB+-TM- SERVER KIT UPGRADE - $3,500

  -   The following Var licenses:

        1.  Five (5) copies of SBClient-TM-.

      Additional users or licenses may be acquired at a fifty percent (50%) discount from the Price list.

  -   Two (2) SBClient User's Guide.

  - Var is enrolled for Support service as stated in Schedule 5, Part III, Item B. This Reseller Kit includes one year of Standard Var support. Other levels of Support service are available at list price for such services. Fees for subsequent terms are as set forth in Schedule 5.

  - Enrollment for two (2) Var employees in a scheduled SBClient Class (or equivalent) to be held at Unidata facilities. Seating is subject to availability. Var is responsible for its employees' travel and living expenses.

All products offered in Reseller Kit D are Class 3 products.

VAR SELECTS RESELLER KIT D:_______________INITIALS   _______________DATE


--------------------------------------------------------------------------------
                  -C- Unidata, Inc. 1996 Value Added Reseller Agreement-Support Provider (var1-1;rev 2/15/96) Page 18

                                    [LOGO]


E. SYSTEM BUILDER RESELLER KIT # 3: SB+ -TM-CLIENT/SERVER KIT - SIGN UP FEE IS WAIVED. CONTENTS OF THIS RESELLER KIT WERE PROVIDED UNDER A PRIOR AGREEMENT (SEE SCHEDULE 5.5).

  - The following Var licenses. Additional users or licenses may be acquired at a fifty percent (50%) discount from the Price list.

-------------------------------------------------------------------------------
Var License #1     HP 800H70/            100 user: SB+ Runtime, SB+ Development
196J0003           HPUX 10.01
-------------------------------------------------------------------------------
Var License #2     PC+ Pentium/          16 user: SB+ Runtime
196J0017           Sco Unix 3-2V4-2
-------------------------------------------------------------------------------
Var License #3     PC+ Pentium/          16 user: SB+ Runtime
196J0011           Sco Unix 3-2V4-2
-------------------------------------------------------------------------------
Var License #4     PC+ Pentium/          16 user: SB+ Runtime
196J0012           Sco Unix 3-2V4-2
-------------------------------------------------------------------------------
Var License #5     PC+ Pentium/          16 user: SB+ Runtime
196J0013           Sco Unix 3-2V4-2
-------------------------------------------------------------------------------
Var License #6     PC+ Pentium/          16 user: SB+ Runtime
196J0014           Sco Unix 3-2V4-2
-------------------------------------------------------------------------------
Var License #7     PC+ Pentium/          16 user: SB+ Runtime
196J0015           Sco Unix 3-2V4-2
-------------------------------------------------------------------------------
Var License #8     PC+ Pentium/          16 user: SB+ Runtime
196J0016           Sco Unix 3-2V4-2
-------------------------------------------------------------------------------
Var License #9     PC+ Pentium/          16 user: SB+ Runtime
196J0007           Sco Unix 3-2V4-2
-------------------------------------------------------------------------------
Var License #10    PC+ Pentium/          16 user: SB+ Runtime
196J0006           Sco Unix 3-2V4-2
-------------------------------------------------------------------------------
Var License #11    PC+ Pentium/          16 user: SB+ Runtime
196J0008           Sco Unix 3-2V4-2
-------------------------------------------------------------------------------
Var License #12    PC+ Pentium/          16 user: SB+ Runtime
196J0009           Sco Unix 3-2V4-2
-------------------------------------------------------------------------------
Var License #13    PC+ Pentium/          16 user: SB+ Runtime
196J0010           Sco Unix 3-2V4-2
-------------------------------------------------------------------------------
Var License #14    PC+ Pentium/          16 user: SB+ Runtime
196S0027           Sco Unix 3-2V4-2
-------------------------------------------------------------------------------
Var License #15    PC+ Pentium/          16 user: SB+ Runtime
196S0026           Sco Unix 3-2V4-2
-------------------------------------------------------------------------------
Var License #16    PC+ Pentium/          16 user: SB+ Runtime
196S0025           Sco Unix 3-2V4-2
-------------------------------------------------------------------------------
Var License #17    HP 800H70             1 user: SB+ Development
196J0019           HP UX 10.01
-------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  -C- Unidata, Inc. 1996 Value Added Reseller Agreement-Support Provider (var1-1;rev 2/15/96) Page 19

                                    [LOGO]


-------------------------------------------------------------------------------
Var License #18    PC+ Pentium/          1 user: SB+ Runtime
196S0021           Sco Unix 3-2V4-2
-------------------------------------------------------------------------------
Var License #19    PC+ 486/              3 user: SB+ Development, SBClient
196J0001           Sco Unix 3-2V4-2
-------------------------------------------------------------------------------
Var License #20    PC+ Pentium/          1 user: SB+ Runtime
196J0005           Sco Unix 3-2V4-2
-------------------------------------------------------------------------------
Var License #21    PC+ Pentium/          1 user: SB+ Runtime
196S0016           Sco Unix 3-2V4-2
-------------------------------------------------------------------------------
Var License #22    HP 800H70             1 user: SB+ Runtime
196S0022           HPUX 10.01
-------------------------------------------------------------------------------

     - Two (2) SB+ Reference Manuals and two (2) SB+ System Administration Manuals.

     -  Var is enrolled for Support service as stated in Schedule 5,
        Part III, Item B. This Reseller Kit includes one year of
        Standard Var support. Other levels of Support service are available at list price for such services. Fees for subsequent terms are as set forth in Schedule 5.

     - Enrollment for two (2) Var employees in a scheduled ED500 class (or equivalent) to be held at Unidata facilities. Enrollment is subject to availability. Var is responsible for travel, lodging and meals for its employees.

     - Enrollment for two (2) Var employees in a scheduled SBClient Class (or equivalent) to be held at Unidata facilities. Seating is subject to availability. Var is responsible for its employees' travel and living expenses.

     -  All products offered in Reseller Kit E are Class 3 products.

                     VAR IS ENROLLED FOR RESELLER KIT E

F.  SYSTEM BUILDER RESELLER KIT #4: SB+-TM- FOR WINDOWS RESELLER KIT - $2,000

     -  The following Var licenses:

          1.  Two (2) copies of SB+ for Windows.

          2.  Five (5) copies of SB+ for Windows-TM- (Runtime Environment).

     Additional users or licenses may be acquired at a fifty percent (50%) discount from the Price list.

     -  Two (2) SB+ Reference Manuals.

     -  Two (2) SB+ System Administration Manuals.

     - Var is enrolled for Support service as stated in Schedule 5, Part III, Item B. This Reseller Kit includes one year of Standard Var support. Other levels of Support service are available at list price for such services. Fees for subsequent terms are as set forth in
        Schedule 5.

     - Enrollment for two (2) Var employees in a scheduled SB+ for Windows class (or equivalent) to be held at Unidata facilities. Seating is subject to availability. Var is responsible for its employees' travel and living expenses.

     All products offered in Reseller Kit F are Class 3 products.

     VAR SELECTS RESELLER KIT F: ___________ INITIALS __________ DATE

--------------------------------------------------------------------------------
                  -C- Unidata, Inc. 1996 Value Added Reseller Agreement-Support Provider (var1-1;rev 2/15/96) Page 20

                                   [LOGO]


                                  EXHIBIT G

                            TO SCHEDULE 1, PART C

G. UDMS RESELLER KIT # 1: UDMS RESELLER KIT - $4,000

  -   The following Var licenses:

        1.  One (1) copy of UDMS ReportMaker-TM-.

        2.  Three (3) copies of Safari-TM- Client.

        3.  Three (3) copies of VisualRPW-TM- for Windows Client.

  -   UDMS Documentation Set.

  -   VisualRPW-TM- Getting Started Guide.

  - Enrollment for one (1) Var employee in a scheduled ED700 Class (or equivalent) to be held at Unidata facilities. Seating is subject to availability. Var is responsible for its employees' travel and living expenses.

  -   Var is enrolled for Support and Upgrade Service as set forth in
      Schedule 5, Part III, Item A.

All products offered in Reseller Kit G are Class 3 products.

VAR SELECTS RESELLER KIT G:________________INITIALS    _______________DATE


H. UDMS RESELLER KIT # 2: FAST START PROGRAM - $6,000

  -   The following Software and documentation for resale:

        1.  Two (2) copies of UDMS ReportViewer-TM-.

        2.  Two (2) copies of Safari-TM- Client

        3.  Two (2) copies of VisualRPW-TM- for Windows Client

        4.  UDMS Product Documentation Set.

        5.  VisualRPW-TM- Getting Started Guide.

  - Five (5) days of on-site training and consulting. Var is responsible for all related travel and living expenses.

  -   Var is enrolled for Support and Upgrade Service as set forth in
      Schedule 5, Part III, Item A.

All products offered in Reseller Kit H are Class 3 products.

VAR SELECTS RESELLER KIT H:________________INITIALS    _______________DATE

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                  -C- Unidata, Inc. 1996 Value Added Reseller Agreement-Support
                  Provider (var1-1;rev 2/15/96) Page 21

                                   [LOGO]


                                 SCHEDULE 2

                           THIRD PARTY PRODUCTS



DERIVATIVE PRODUCTS BASED ON SYBASE, INC. PROGRAMS.
---------------------------------------------------

      UniDesktop-TM-

      UniServer-TM-

RESTRICTIONS FOR DISTRIBUTION OF SUCH PRODUCTS
----------------------------------------------

      A. Sybase, Inc. is an intended third party beneficiary of this Agreement and may enforce certain of its terms directly against Var.

      B. Var agrees to comply with all export and re-export restrictions and regulations ("Export Restrictions") imposed by the governments of the United States or the country to which the Software is shipped. Var will not commit any act or omission which will result in a breach of any such Export Requirements. Var agrees that it will comply in all respects with any governmental laws, orders or other restrictions on the export of the Software (and related information and documentation) which may be imposed from time to time by the governments of the United States and Canada or the country to which the Software is shipped (Export Requirements). Var will take all actions which may be reasonably necessary to assure that it does not contravene the Export Requirements. Without limiting the foregoing, Var agrees that unless prior authorization is obtained from the US. Office of Export Administration, it will not export, re-export or transship, directly or indirectly, to country groups Q, S, W, Y, or Z (as defined in the Export Administration Regulations) or Afghanistan or the People's Republic of China (excluding Taiwan), or disclose to any national or resident thereof, any of the technical data or software disclosed or provided to licensee or the direct product of such technical data or software (if the direct products are commodities, software or technical data described on the Control List with a letter "A" following its Export Control Number). This Section will survive the expiration or termination of this Agreement.

      C. Although copyrighted, the Software is unpublished and contains proprietary and confidential information of Unidata and its licensors and is considered by Unidata and its licensors to constitute valuable trade secrets. The licensee will hold the Software in confidence and will protect the Software with at least the same degree of care with which the licensee protects its own similar confidential information.


Agreed by Var__________               __________
              Initials                   Date

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

                                     [LOGO]


                                 Schedule 4.3.

                         End User Sublicense Provisions

1. Sublicensee is granted a non-exclusive, personal, and nontransferable right to install the Software on the machine and at the site specified in this Agreement, to perform data processing for the Authorized entities designated in this Agreement. Authorized entities do not include entities which pay any Authorized entity for data processing services. Sublicensee may not make copies of the Software except for back-up, archive, or emergency recovery purposes, or to replace a worn copy. If this license agreement terminates or expires, all such copies must be destroyed and the Software returned to licensor or its suppliers. Sublicensee agrees to certify destruction of copies, on request. Any copies of Software must retain the copyright and proprietary notices in the same form as were affixed on the original.

2. Sublicensee agrees not to transfer the Software outside of the nation in which it was acquired and licensed.

3. Sublicensee recognizes that the Software and related materials are proprietary and that all copyrights, patents, trade secrets, and other intellectual rights remain the sole and valuable property of licensor or licensor's suppliers, and that no title is transferred to Sublicensee. Sublicensee agrees to protect these rights diligently. Sublicensee agrees not to disassemble, reverse compile or in any way attempt to obtain source code for the Software.

4. Sublicensee agrees not to assign or grant sublicenses, leases, or other rights or obligations to the Software or the Software documentation to others, or reverse assemble, decompile, reverse translate, or in any way derive from the Software any source code.

5. EXCEPT FOR THE EXPRESS WARRANTY AND LIMITED REMEDIES GRANTED, LICENSOR AND LICENSOR'S SUPPLIERS SPECIFICALLY DISCLAIM ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF
MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

6. THE REMEDIES STATED IN THIS AGREEMENT ARE THE SOLE AND EXCLUSIVE REMEDIES FOR ANY BREACH OF WARRANTY UNDER THIS AGREEMENT. THE TOTAL LIABILITY, IF ANY, OF LICENSOR AND ITS SUPPLIERS, HOWEVER CAUSED, OR OCCURRING OUT OF OR IN CONNECTION WITH THE DISTRIBUTION, USE OR PERFORMANCE OF THE LICENSED SOFTWARE SHALL NOT EXCEED THE LICENSE FEES PAID. LICENSOR, ITS AFFILIATES AND SUPPLIERS SHALL NOT BE LIABLE TO LICENSEE OR ANY OTHER PERSON FOR LOSS OF PROFITS, REVENUE OR GOODWILL, LOSS OR INACCURACY OF DATA, FOR INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, BASED ON CONTRACT, TORT, BREACH OF WARRANTY, NEGLIGENCE, STRICT LIABILITY OR ANY OTHER LEGAL THEORY, EVEN IF LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

THESE LIMITATIONS OF LIABILITY SHALL APPLY TO ANY CLAIM BY LICENSEE AGAINST LICENSOR, OR ITS SUPPLIERS, OF EVERY KIND AND CHARACTER WHATSOEVER, WHETHER SUCH CLAIMS ARE BASED ON THEORIES OF CONTRACT LAW, TORT LAW, OR OTHERWISE. THESE PROVISIONS ARE INTENDED TO APPLY EVEN IF THEY HAVE THE EFFECT OF EXCULPATING A PARTY FROM LEGAL RESPONSIBILITY FOR THE CONSEQUENCES OF ITS NEGLIGENCE OR OTHER CONDUCT. THIS SECTION WILL SURVIVE TERMINATION OF THIS AGREEMENT.

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                  -C- Unidata, Inc. 1996 Value Added Reseller Agreement-Support
                  Provider (var1-1;rev 2/15/96) Page 23

                                     [LOGO]


                                   Schedule 5

                           SUPPORT & UPGRADE SERVICES

SERVICE IN GENERAL

Unidata has established support service policies published in UNIDATA, INC. SUPPORT SERVICE POLICIES SUPPORT FOR VALUE ADDED RESELLERS, as revised from time to time (the "Policies"). Services provided under this Agreement are governed by this Schedule and the Policies.

NEW RELEASES. New Releases do not necessarily include new products or Third party products which may require additional licenses and License Fees. New products contain new functions and features and are licensed separately under product names not included in Schedule 1, Part C.

DEFAULT. Unidata will not provide Support or Upgrade services if Var's service fees are overdue or if Var is in breach of this Agreement.

ADDITIONAL FEATURES; CONSULTING SERVICES. Var may request the addition of new features, functions or support of new hardware platforms. Unidata reviews all enhancement requests quarterly and will advise Var. Additions not scheduled for new releases may be made available through Unidata consulting services as requested by purchase order.

I. VAR SUPPORT AND UPGRADE SERVICE.

Var agrees to enroll for Support & Upgrade Service as provided in this Schedule. Unidata will provide annual Support and Upgrade service for all Var licenses. Var agrees to

     1. have available dump analysis tool(s) for all hardware platforms Var sells and supports;

     2. during problem diagnosis, follow the guidelines in Unidata's Problem Determination Profile to isolate and reproduce a problem.

     3. require in its End user service agreements that End users assume responsibility for back up and other protection of data against loss during service.

     4. notify Unidata of End users declining Var support within ninety (90) days after the Ship date. Unidata may then offer support directly to the End user. In all cases, if Var fails to support the Software adequately, Unidata may provide support on End user request.

II. END USER UPGRADE SERVICE.

     1. Var agrees to encourage End users to enroll for Upgrade service. Upgrade fees are due and payable ninety (90) days after the Ship date and subsequently on each anniversary, unless Var has notified Unidata prior to the anniversary date that the End user declines to continue service.

     2. For the Upgrade fee, Unidata will provide Var new releases of Software for enrolled End users, free of charge except for shipping. Var accepts responsibility for distribution and installation of new releases to its End users, and agrees that new releases will be distributed only to

           *  Var End user sublicenses still within the Warranty period, or

           * Var End users for which Unidata has received an Upgrade fee for the period covering the new release.

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                  Provider (var1-1;rev 2/15/96) Page 24

                                   [LOGO]



End users not enrolled for Upgrade service may license upgrades according to the Price list, but only from the immediate previous Major Release. The License fee will be determined in accordance with the Price list at the time the upgrade is shipped. Unidata will not ship any Software if Upgrade Fees are unpaid.

III. SUPPORT AND UPGRADE SERVICE PACKAGES

A. UNIDATA RDBMS (CORE PRODUCT) AND UDMS SUPPORT AND UPGRADE SERVICE PACKAGE. Var's annual Support & Upgrade fee is six thousand dollars ($6,000), payable in advance in four quarterly installments of $1,500 each. THIS SUPPORT AND UPGRADE SERVICE PACKAGE COVERS THE PRODUCTS LICENSED AS PART OF RESELLER KITS A, G AND H IN THE EXHIBITS TO SCHEDULE 1.

STANDARD SUPPORT SERVICE. Unidata provides Support service to Var from 7:00 AM to 6:00 PM, Mountain Time, Monday through Friday, except Unidata holidays. For each End user enrolled for Support and Upgrade service with the Var, Var agrees to pay Unidata an annual Upgrade fee in an amount equal to the greater of (i) for Class 2 products, six percent (6%) of the then current License fee in the Price list, (ii) for Class 3 products, nine percent (9%) of the then current License fee in the Price list, or (iii) the then current minimum Upgrade fee.

EXTENDED SUPPORT SERVICE. Unidata provides Support service to Var seven (7) days a week, twenty-four (24) hours a day, every day of the year (365 days). For each End user enrolled for Support service with the Var. Var agrees to pay Unidata an annual Upgrade fee in an amount equal to the greater of (i) nine percent (9%) of the then current License fee in the Price List, or (ii) the then current minimum Upgrade fee. Unidata does not offer Extended Support service for all products.

EXTENDED PLUS SUPPORT SERVICE: Unidata provides Support service to the Var seven (7) days a week, twenty-four (24) hours a day, every day of the year (365 days). Unidata provides Support service to Var's End users after hours, from 6:00 PM to 7:00 AM Mountain Time. For each End user enrolled for Support service with the Var, Var agrees to pay Unidata an annual Upgrade fee in an amount equal to the greater of (i) eleven percent (11%) of the then current License fee in the Price list, or (ii) the then current minimum Upgrade fee. Unidata does not offer Extended Plus Support Service for all products.

Var elects support service as follows:

STANDARD             x
                 ---------

EXTENDED
                 ---------

EXTENDED PLUS
                 ---------

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                  -C- Unidata, Inc. 1996 Value Added Reseller Agreement-Support
                  Provider (var1-1;rev 2/15/96) Page 25

                                   [LOGO]


B. SYSTEM BUILDER SUPPORT AND UPGRADE SERVICE PACKAGE. Var's annual Support & Upgrade fee is $3,000.00 (sum total of fees for service levels as selected below). THIS SUPPORT AND UPGRADE SERVICE PACKAGE COVERS THE PRODUCTS LICENSED AS PART OF RESELLER KITS C THROUGH F.

                  (Please select from the following services)


------------------------------------------------------------------------------------------------------------------------
     Service Type            Annual Fee          No Charge        Hourly Rate     Hourly          Additional Services
                                                 Procedural           for        Rate for
                                                 ("how to")        Procedural      After
                                                  support            Support       hours
                                                                   (beyond No     support
                                                                     Charge
                                                                      hours
-------------------------------------------------------------------------------------------------------------------------------
       REQUIRED               $3,000              1 hour per           $150          $250
   Standard (must be                                 month
 enrolled for standard
 support to be eligible
 for any other level of
       service)
-------------------------------------------------------------------------------------------------------------------------------
       Bronze              Standard fee +         4 hours per           $75          $250
                              $1,495                 month
-------------------------------------------------------------------------------------------------------------------------------
       Silver              Standard fee +        15 hours per           $65          $250
                              $5,940                 month
-------------------------------------------------------------------------------------------------------------------------------
        Gold               Standard fee +        15 hours per           $55          $250        *Guaranteed Call Back
                             $10,740                 month                                       within 2 hours

                                                                                                 *Two designated support
                                                                                                 reps
-------------------------------------------------------------------------------------------------------------------------------
     Platinum              Standard fee +          unlimited             N/A         $250        *Guaranteed call back within
                             $19,992                                                             2 hours
                                                                                                 *Two designated support
                                                                                                 reps
                                                                                                 *Customized monthly
                                                                                                 support reports
-------------------------------------------------------------------------------------------------------------------------------
 7x24 - after hours       Standard fee +               N/A               N/A         $150        *4 hours of no charge after
    coverage              other applicable                                                       hours support per month
(May be added to any    annual fee + $5,940                                                      *Support Rep accessible by
of the above packages                                                                            pager
-------------------------------------------------------------------------------------------------------------------------------

For each End user enrolled for Support and Upgrade service with the Var, Var agrees to pay Unidata an annual Upgrade fee in an amount equal to nine percent (9%) of the then current License fee in the Price list.


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                  -C- Unidata, Inc. 1996 Value Added Reseller Agreement-Support
                  Provider (var1-1;rev 2/15/96) Page 26